                                                                    EXHIBIT 99.4



Debtor:  Lason International, Inc.                            Case #: 01-11494
                                              Reporting Period:  December 2001



                             STATEMENT OF OPERATIONS
                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                            CUMULATIVE FILING TO
REVENUES                                                                                  MONTH                    DATE
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                                                                       0                      0

COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                                0                      0
Gross Profits                                                                                     0                      0

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                      0                      0
Depreciation/Depletion/Amortization

NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                                  0                      0

OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                              (35,615)               (35,615)
Interest Expense
Other Expense (attach schedule)

NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                35,615                 35,615

REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                     0                      0
Income Taxes

NET PROFIT (LOSS)                                                                            35,615                 35,615


Debtor:  Lason International, Inc.                             Case #: 01-11494
                                               Reporting Period:  December 2001


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                    CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                                 MONTH                      TO DATE

OTHER DIRECT COSTS



Other Operational Expenses









OTHER INCOME
9100 Interest Income - Non-debtor subsidiary - Lason Canada, Inc.                 -35,615                 -35,615

OTHER EXPENSES



Other Reorganization Expenses




 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In Re: Lason, International Inc.                Case No. 01-11494
                                                Reporting Period:  December 2001


                                 BALANCE SHEET


                                                                      BOOK VALUE AT END OF     BOOK VALUE ON PETITION
                                   ASSETS                           CURRENT REPORTING MONTH               DATE


CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)                                                    --
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                  --                         --
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                            --                         --
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                49,986,119                 49,986,119
TOTAL OTHER ASSETS                                                            49,986,119                 49,986,119

TOTAL ASSETS                                                                  49,986,119                 49,986,119

                                                                       BOOK VALUE AT END OF     BOOK VALUE ON PETITION
                                                                     CURRENT REPORTING MONTH               DATE
             LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                        --                         --
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                        --                         --

TOTAL LIABILITIES                                                                     --                         --
OWNER EQUITY
Capital Stock                                                                         --                         --
Additional Paid-In Capital                                                    48,529,372                 48,529,372
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                               1,421,132                  1,421,132
Retained Earnings - Postpetition                                                  35,615
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                              49,986,119                 49,950,504
TOTAL LIABILITIES AND OWNERS' EQUITY                                          49,986,119                 49,950,504


                                                Case No. 01-11494
In re: Lason Internatinoal, Inc.                Reporting Period:  December 2001


                       BALANCE SHEET - CONTINUATION SHEET



                                                                 BOOK VALUE AT END OF     BOOK VALUE ON PETITION
                                  ASSETS                       CURRENT REPORTING MONTH              DATE

Other Current Assets










Other Assets

Miscellaneous Receivable                                                   --                      1,021,428
Investment in Canada                                                27,024,008                    18,831,020
Investment in MR                                                   153,080,332                            --
Due to/from Subsidiaries                                          (134,919,204)                   24,423,456
Long Term Note Receivable - Canada                                   4,800,983                     5,674,600


                                                                    49,986,119                    49,950,504


                                                                      BOOK VALUE AT END OF     BOOK VALUE ON PETITION
               LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH              DATE
Other Postpetition Liabilities




Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)

